Right-of-use assets and liability related to right-of-use of assets - Schedule of maturity of lease liabilities (Detail) $ in Thousands, $ in Millions	Dec. 31, 2023 MXN ($)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 MXN ($)
Disclosure of maturity analysis of operating lease payments [line items]
Short term	$ 24,375,010	$ 1,443	$ 32,902,237
Long term	100,794,146	$ 5,967	101,246,574
Total	$ 125,169,156		$ 134,148,811